                                                                    EXHIBIT 10.9

                               ASSIGNMENT OF LEASE

Upon receipt of $6750.00 from Red Envelope, Inc., I, the undersigned Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation, do hereby assign, transfer and ?ILLEGIBLE? over unto Red Envelope Inc., all my rights, title and interest in and to the entirety of that certain lease reference dated October 19, 1994 by and between the Four Amigos, a California Ltd. as Lessor, and Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation as Lessee, covering that certain property and premise situated in the City of San Diego, County of San Diego, State of California and particularly described as: approximately 10,906 square feet of office space at 4562-A,B,C,D,K,J,K,L,M Alvarado Canyon Road, and said lease is attached hereto as Exhibit "A", together with all my right, title and interest in and to prepaid rent and/or security deposit on said lease, if any. Nothing contained herein shall relieve Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation, as Assignor or Personal Guarantor(s) of said lease from their liability for said lease. Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation as Assignor and Personal Guarantor(s) shall be fully liable for the rental obligation, notwithstanding this Assignment of Lease through the ending date of said lease which is December 31, 2003.

Dated this 18th day of April 2000.

Agreed, Assignor-Lessee: Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation.

[ILLEGIBLE]                                       PRESIDENT
-----------------------------                     -----------------------------
Signature                                         Title

Print Name LEO GIOVENITTI                         Date 4-18-2000

Agreed Personal Guarantor of Lease: Leo Giovenitti,

[ILLEGIBLE]                                       Date 4-18-2000
-----------------------------
Signature

ACCEPTANCE OF ASSIGNMENT OF LEASE

I. Red Envelope, Inc., (Assignee-Lessee) do hereby accept the attached Assignment of Lease for the premises commonly known as 4562-A,B,C,D,K,J,K,L,M Alvarado Canyon Road, San Diego, California which is described as approximately ?ILLEGIBLE? 906 square feet of office space and agree to be additionally liable for said lease and agree to be bound by all of the conditions and covenants contained in that certain lease which is reference a dated October 19, 1994 by and between Four Amigos, a California Ltd., as Lessor, and Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation as Lessee, referred to on the attached Assignment of Lease, a true copy of said lease is attached hereto as Exhibit "A" and shall become part of this assignment agreement. By signing below I acknowledge receipt of lease and that I have read and agree to be bound by all the terms and conditions of said lease. I, Red Envelope, Inc. (Assignee-Lessee) promise to pay and be fully liable to Lessor for the rent payments and operating expenses of said lease due for the Premises from July 1, 2000 (Assignee-Rent Commencement Date of Assignment) to the Lease ending date defined as December 31, 2003 to be paid in the manner and at the times therein specified in said lease. On date of execution of the said assignment agreement by Lessor, Assignor and Assignee (Execution date) and occupancy of the Premises I, Assignee will be bound by all other terms, conditions, provisions and covenants of said lease, including carry insurance per said lease upon taking occupancy of the premises for tenant improvements and said terms, conditions, provisions and covenants shall continue to be in full force and effect until the lease ending date.

Dated this 1 day of May, 2000.

Agreed Assignee-Lessee: Red Envelope, Inc.

       [ILLEGIBLE]                                     President & COO
-----------------------------                      -----------------------
       Signature                                             Title

                         CONSENT TO ASSIGNMENT OF LEASE

I, Four Amigos, a California Ltd., Lessor, named in the aforementioned lease which is attached hereto as Exhibit "A", do hereby consent to the assignment of said lease to Red Envelope, Inc., for the premises commonly known as 4562-A,B,C,D,K,J,K,L, and M Alvarado Canyon Road, San Diego, California which is described as approximately 10,906 ?ILLEGIBLE? are feet of office space on the understanding Assignee-Lessee shall be additionally liable for the rent payment due to Lessor for the Premises of said lease from Assignee's Rent Commencement date of July 1, 2000 to the lease ending date December 31, 2003. Assignee also shall have the right to occupy the premises on the date of execution of the said assignment agreement by Lessor, Assignor and Assignee(Execution date) with proof of insurance and without rent payment or Operating expense payment until Assignee-Rent Commencement date of July 1, 2000 and Assignee will be bound by all other terms, conditions, provisions and covenants of said lease from said Execution date, and said terms, conditions, provisions and covenants shall continue to be in full force and effect until the lease ending date. Nothing contained herein shall relieve Mission Valley Christian Fellowship of San Diego, a California Non-profit Religious Corporation, as Assignor-Lessee or Personal Guarantor(s) of said lease from their liability for said lease and the rent and operating expense payments due for the premises per said lease.

I, Lessor, notwithstanding anything to the contrary in Paragraph #6 of the Lease hereby consent to the use of the Premises for the general office purposes including but not limited to use as a 24 hour call center for Internet commerce business.

I, also, hereby certify that I hold the sum of $6750.00, as a security deposit under said lease.

All payments of rent currently due under said lease have been paid to May 1, 2000.

The amount of the base monthly rent for the premises is $8793.33 per month plus Lessee's estimated pro-rata share of the operating expense of the park, with the with Assignee-Lessee next payment due on July 1, 2000 plus $15 per month HVAC maintenance contract charge for every three units on the roof for the premises(covers filter changing and belt tightening only). It shall be Assignor-Lessee's sole responsibility to pay rent and operating expense for the Premise of said lease for May, 2000 and June, 2000.

The monthly rent is payable to: Four Amigos, a California Ltd.
Address: 4607 Mission Gorge Place, San Diego, California 92120

?ILLEGIBLE?: Four Amigos, a California Ltd.,      Dated this 5 day of 2, 2000

[ILLEGIBLE]
------------------------                          ______________________________
Signature                                                     Title
ADDRESS: 4607 Mission Gorge Place, San Diego, California 92120
TELEPHONE: (619)287-8873

                                  EXHIBIT "A"

Assignor: [ILLEGIBLE]                                Assignee: [ILLEGIBLE]
          -------------------                                  -----------------

                           THIRD AMENDMENT TO LEASE

         THIRD AMENDMENT TO LEASE, dated August 19,1997, for that certain lease made by and between FOUR AMIGOS, A CALIFORNIA LIMITED PARTNERSHIP, as Lessor, and MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION, Lessee, for that certain lease which is reference dated October 19, 1994, for the premises more commonly known as 4562 Alvarado Canyon Road, Suites A, B, C, D, J, K, L, and M, and described as approximately 10,906 of office space.

         Lessee and Lessor hereby agrees to extend the lease ending date, as defined in Paragraph 3.1 of said lease, to December 31, 2003.

         All other terms and conditions of said lease will remain in full force and effect.

FOUR AMIGOS                                MISSION VALLEY CHRISTIAN FELLOWSHIP
A CALIFORNIA LTD.                          OF SAN DIEGO, A CALIFORNIA NON-PROFIT
                                           RELIGIOUS CORPORATION

By   [ILLEGIBLE]                           By   [ILLEGIBLE]
   --------------------                       ----------------------------
     Lessor                                     Lessee

Date 9-16-97                               Date   AUG 20 1997

                           SECOND AMENDMENT TO LEASE

         SECOND AMENDMENT TO LEASE, dated July 23, 1996, for that certain lease made by and between FOUR AMIGOS, A CALIFORNIA LIMITED PARTNERSHIP, as Lessor, and MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION, Lessee, for that certain lease which is reference dated October 19, 1994, for the premises more commonly known as 4562 Alvarado Canyon Road, Suites A, B, C, D, J, K, L, and M, and described as approximately 10,906 of office space.

         Lessee and Lessor hereby agree to extend the lease ending date, as defined in Paragraph 3.1 of said lease and as amended in the First Amendment to Lease, three (3) additional years and seventeen (17) days, with the new agreed upon lease ending date being December 31, 2001.

         On November 1, 1998, Lessee agrees the base monthly rent for the premises shall be increased by three percent (3%) and shall be increased by three percent (3%) annually thereafter until the lease ending date.

         All other terms and conditions of said lease will remain in full force and effect.

FOUR AMIGOS                                 MISSION VALLEY CHRISTIAN FELLOWSHIP
A CALIFORNIA LTD.                           OF SANDIEGO, A CALIFORNIA NON-PROFIT
                                            RELIGIOUS CORPORATION

By /s/ [ILLEGIBLE]                          By /s/ [ILLEGIBLE]
   ---------------                             ---------------
   Lessor                                   Lessee

Date 10/2/96                                Date 8-29-96

                            FIRST AMENDMENT TO LEASE

         FIRST AMENDMENT TO LEASE dated January 26, 1995, for that certain lease made by and between FOUR AMIGOS, A CALIFORNIA LIMITED PARTNERSHIP, as Lessor, and MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION, Lessee, for that certain lease which is referenced dated October 19, 1994, for the premises more commonly known as 4562 Alvarado Canyon Road, Suites A, B, C, D, J, K, L, & M, and described as approximately 10,906 square feet of office space.

         Lessee and Lessor hereby agree to extend the lease ending date, as defined in Paragraph 3.1 of said lease one (1) additional year.

         Lessee agrees to pay the following monthly rent schedule for the premises for the additional year:

                  $0.76 per sq. ft. leased plus Lessee's pro-rata share of operating expenses.

         All other terms and conditions of said lease will remain in full force and effect.

      FOUR AMIGOS                          MISSION VALLEY CHRISTIAN FELLOWSHIP
                                           OF SAN DIEGO, A CALIFORNIA NON-PROFIT
                                           RELIGIOUS CORPORATION

By /s/ [ILLEGIBLE]                         By /s/ [ILLEGIBLE]
   -------------------                        ---------------

          2/13/95                                 JAN 31,1995
----------------------                     ------------------
Date                                       Date

                                   EXHIBIT "A"

Assignor: /s/ [ILLEGIBLE]                    Assignee: /s/ [ILLEGIBLE]
          ---------------                              ---------------

                         STANDARD LEASE -- MULTI-TENANT

1. PARTIES. This Lease, dated, for reference purposes only, OCTOBER 19, 1994, is made by and between THE FOUR AMIGOS A CALIFORNIA LTD, (herein called "Lessor") and MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION (herein called "Lessee").

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of SAN DIEGO, State of CALIFORNIA commonly known as 4562 ALVARADO CANYON ROAD, SUITES A, B, C, D, J, K, L, AND M and described as approximately 10,906 square feet of OFFICE space, herein referred to as the "Premises", as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, and the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Center."

         2.2 VEHICLE PARKING. Lessee shall be entitled to THIRTY (30) vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

                  2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                  2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3 COMMON AREAS--DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

         2.4 COMMON AREAS--LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor ?ILLEGIBLE? designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the ?ILLEGIBLE? without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.5 COMMON AREAS--RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Center.

         2.6 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

                  2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2. be reduced.

3.       TERM.

         3.1 TERM. The term of this Lease shall be for THREE (3) YEARS commencing on TWO WEEKS AFTER OCCUPANCY IS GIVEN TO LESSEE and ending on THREE YEARS FROM COMMENCEMENT DATE unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall be not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.       RENT.

         4.1 BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly ?ILLEGIBLE? in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $ 5,811,60 plus operating expenses of $ 1,388,40 for a total of $ 7,200,00. Lessee shall pay Lessor upon execution hereof $ 7,200,00 as Base Rent including operating expenses for DECEMBER, 1994. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Lessee's Share" is defined, for purposes of this Lease, as approximately 17,49 percent based on the total square footage of the project.

                  (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

                           (i)      The operation, repair and maintenance, in
neat, clean, good order and condition, of the following:

                                    (aa)     The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, and roofs and walls;

                                    (bb)     Trash disposal services;

                                    (cc)     Tenant directories;

                                    (dd)     Fire detection systems including
sprinkler system maintenance and repair;

                                    (ee)     Security services;

                                    (ff)     Any other service to be provided by
Lessor that is elsewhere in this Lease stated to be an "Operating Expense;"

                           (ii)     Any deductible portion of an insured loss
concerning any of the items or matters described in this paragraph 4.2;

                           (iii)    The cost of the premiums for the liability
and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                           (iv)     The amount of the real property tax to be
paid by Lessor under paragraph 10.1 hereof;

                           (v)      The cost of water, gas and electricity to
service the Common Areas;

                           (vi)     Annual account audit plus 10% supervision
fee, based on total annual expenses.

                           (vii)    All other costs of any kind paid or incurred
by Landlord in connection with the operation, the cost of capital improvements designed to protect the health and safety of the tenants, maintenance, and management of the Building and the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project in first class condition including cost of funding such reasonable reserves as Landlord deems consistent with good business practice and may establish to provide for future repairs and replacements, association dues or any other fees due pursuant to any documents governing the real property on which the

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

?ILLEGIBLE? is located, costs of utilities furnished to the Common Areas, sewer fees, windows, heating, ventilation, air conditioning, maintenance of landscape ?ILLEGIBLE? maintenance of drives and parking areas, security services and devices, building supplies, maintenance and replacement to equipment utilized for operation and maintenance of the Project, insurance premiums, portions of loss by reason of insurance policy terms, service contracts, costs of services of independent contractors retained to do work of nature before referenced, and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives, and parking areas, including without limitation, janitors, floor waxers, window-washers, watchmen, gardeners, sweepers, and handymen and reasonable costs of management services.

                  (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same of some of them.

                  (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $ 6,750,00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.       USE.

         6.1 USE. The Premises shall be used and occupied only for CHURCH or any other use which is reasonably comparable and for no other purpose.

         6.2      COMPLIANCE WITH LAW.

                  (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the ?ILLEGIBLE? which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                  (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, convenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to distrub other occupants of the Center.

         6.3      CONDITION OF PREMISES.

                  (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease. Lessee was an owner or occupant of the Premises.

                  (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledged that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

         7.1      LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs
4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, ?ILLEGIBLE? shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under ?ILLEGIBLE? paragraph 7.1 until reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any ?ILLEGIBLE? now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

         7.2      LESSEE'S OBLIGATIONS.

                  (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, including the replacement of the heating, ventilating and air conditioning systems (Lessor shall procure and maintain, at Lessee's sole expense, a ventilating and air conditioning system maintenance contract with a licensed subcontractor. The maintenance agreement does not cover repairs, just routine maintenance. Said contract shall be obtained through Lessor at the cost to the Lessee of $ 15.00 per month which is to be paid concurrently each month with Base Rent and any other monies due as per this lease), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects. Lessee shall reimburse Lessor, upon demand, for the costs thereof.

                  (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

                  (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance Practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

         7.3      ALTERATIONS AND ADDITIONS.

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

                  (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's lines and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

                  (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditions manner.

                  (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                  (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

         7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

[ILLEGIBLE] INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Center. Such insurance shall be in an amount not less than $ 1,000,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Center in an amount not less than $ 1,000,000.00 per occurrence.

         8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

         8.4      PAYMENT OF PREMIUM INCREASE.

                  (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

                  (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

         8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required, give notice ?ILLEGIBLE? insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Center.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITION.

                  (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repairs is less than fifty percent of the then replacement cost of the Premises.

                  (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

                  (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that ?ILLEGIBLE? to repair is less than fifty percent of the then replacement cost of the Building.

                  (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                  (e) "Center Buildings" shall mean all of the buildings on the Center site.

                  (f) "Center Buildings Total Destruction" shall mean if the Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Center Buildings.

                  (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

         9.2      PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  (a)      Insured Loss: Subject to the provisions of paragraph
9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at the Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

                  (b) Uninsured Loss: Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; CENTER BUILDINGS TOTAL DESTRUCTION.

                  (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
(iii) Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall ?ILLEGIBLE? and terminated as of the date of the occurrence of such damage.

         9.4      DAMAGE NEAR END OF TERM.

                  (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                  (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

         9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.      REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

         10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax Lessor's records and work sheets as being caused by additional improvements placed upon the Center by other lessees or by Lessor for the exclusive ?ILLEGIBLE? of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Center or in any portion thereof, as against Lessors right to rent or other income therefrom, and as against Lessor's business of leasing the Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 JOINT ASSESSMENT. If the Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5     PERSONAL PROPERTY TAXES.

                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

?ILLEGIBLE? Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1. If Lessee shall assign or sublet the Leased Premises or request the consent of Lessor to any assignment or subletting, or if Lessee should request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay to Lessor, within thirty (30) days of receipt of a bill, all reasonable fees and costs incurred by Lessor for attorneys, accountants, service of notice or any other services in connection with said assignment or subletting or other act.

         12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

              (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a ?ILLEGIBLE? be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such ?ILLEGIBLE? Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

              (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

              (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

              (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

              (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

              (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

              (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

              (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

              (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

              (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

              (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the ?ILLEGIBLE?. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.      DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

              (a)      The vacating or abandonment of the Premises by Lessee.

              (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

              (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

              (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

              (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

         13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

              (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

              (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

              (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have therefore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

         13.4 LATE CHARGES. Should Lessee fail to pay, when due and payable, the minimum monthly rental or any additional rental, such unpaid amounts shall bear interest at the maximum legal rate from the date the debt was incurred to the date of ultimate payment. Said interest amount shall be in addition to, and not in lieu of, any late charge assessed for the debt incurred. Late charges shall not be included in calculating interest due. In addition to such interest, Lessee stipulates that the late payment by Lessee of any monthly rental/additional rental will cause Lessor to incur certain costs and expenses not contemplated by the parties/lease hereto, the exact amount of which costs are extremely difficult to ascertain. As such, if any such installment is not received by Lessor from Lessee within five (5) days of its due date, Lessee shall forthwith pay as additional rent, a late charge of ten percent (10%) of that amount due. Lessor and Lessee agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Lessor for the loss caused by Lessee's nonpayment. Payment(s) made by Lessee shall be applied by Lessor, subject to Lessor's sole discretion, first to late charges incurred, then to common area maintenance/operating expense as additional rent, and lastly to base rent. Lessor's acceptance of this late charge shall not constitute a waiver of Lessee's default with respect to nonpayment of the subject debt, nor prevent Lessor from exercising all other rights, claims, or remedies, known ?ILLEGIBLE? unknown, available to Lessor pursuant to this lease or under California or federal law.

         CONDEMNATION. If the Premises or any portion thereof or the Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Center is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor are of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.      BROKER'S FEE.

         (a) Upon execution of this Lease by both parties, Lessor shall pay to N/A Licensed real estate broker(s) a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $N/A, for brokerage services rendered by said broker(s) to Lessor in this transaction.

16.      ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party
("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee and all Guarantors of Lessee's performance hereunder hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably ?ILLEGIBLE? by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements ?ILLEGIBLE? be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessors successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties,

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

                                   EXHIBIT B

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Series F Preferred Stock covered thereby set forth below, unto:

   NAME OF ASSIGNEE            ADDRESS/FAX NUMBER           NO. OF SHARES








Dated:                                 Signature:
      ______________________                      ___________________________


                                                  ___________________________

                                       Witness:
                                                  ___________________________

?ILLEGIBLE? case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of ?ILLEGIBLE? the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Center is located.

30.      SUBORDINATION.

         (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact ?ILLEGIBLE? Lessee's name, place and stead, to execute such documents in accordance with is paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purposes of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises of the Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Center.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property. Landlord shall not be liable for any damage arising from acts or neglects of co-tenants, or other occupants of the same building, or of any owners or occupants of adjacent or contiguous property.

39.      OPTIONS.

         39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Center or other property of Lessor or the right of first offer to lease other space within the Center or other property of Lessor; (3) the right or option to purchase the Premises or the Center, or the right of first ?ILLEGIBLE? to purchase the Premises or the Center, or the right of first offer to purchase the Premises or the Center, or the right or option to purchase other ?ILLEGIBLE? of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         39.4     EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e)(without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

                  (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

MULTI TENANT--MODIFIED NET                              Initials /s/ L.G.
                                                                 --------

40. ?ILLEGIBLE? MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. EASEMENTS. Lessor reserves to itself the right, from time to time to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 47 through 55 which constitute a part of this Lease.

47. PARKING. Lessee is allowed 2.5 cars per 1,000 square feet Lessee has leased. Your 2.5 cars per 1,000 square feet should be used for executive management and customers only. All employees must park on City streets. Please note below license numbers of management. Please notify landlord of any change in management parking.

A._________ B._________ C.________ D._________ E.__________

The following Exhibits are hereby attached and made part of this lease agreement:

 Exhibit "A" Estimated Budget
 Exhibit "B" Guarantee of Lease
 Exhibit"C" Rules and Regulations
 Exhibit "D" Site Plan
 Exhibit "E" Floor Plan

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

           LESSOR                                       LESSEE

THE FOUR AMIGOS, A CALIFORNIA LTD.    MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN
                                        DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS
                                                       CORPORATION

By /s/ [ILLEGIBLE]                    By /s/ Leo A. Govinetti, President
   ---------------                       -------------------------------
By________________                    By _______________

Executed on 11/18/94                  Executed on___________________________
            --------------
        (Corporate Seal)                                    (Corporate Seal)

ADDRESS FOR NOTICES AND RENT                             ADDRESS

4607 MISSION GORGE PLACE                       4562-A ALVARADO CANYON ROAD
SAN DIEGO, CALIFORNIA 92120                     SAN DIEGO, CALIFORNIA 92120

MULTI TENANT--MODIFIED NET                        Initials /s/ L.G.
                                                           --------

                                 A D D E N D U M
                          TO STANDARD INDUSTRIAL LEASE
                             DATED OCTOBER 19, 1994

               BY AND BETWEEN THE FOUR AMIGOS, A CALIFORNIA LTD.
                                       AND
         MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA
                        RELIGIOUS NON-PROFIT CORPORATION

49      P R O P E R T Y  T A X E S

The estimated budget for Property Taxes is attached hereto and made a part hereof. Lessee agrees Property Taxes are to be paid concurrently with rental payment due and payable on the first day of each month.

50      M A I N T E N A N C E  F E E S

The established budget for maintenance cost is attached hereto and made a part hereof. Lessee agrees maintenance fees are to be paid concurrently with rental payment due and payable on the first day of each month.

BY: THE FOUR AMIGOS, A CALIFORNIA LTD.     BY: MISSION VALLEY CHRISTIAN
                                               FELLOWSHIP OF SAN DIEGO, A
                                               CALIFORNIA NON-PROFIT
                                               RELIGIOUS CORPORATION

/s/ [ILLEGIBLE]                         /s/ Leo A. Govinetti, President
---------------------                   -------------------------------
Lessor                                  Lessee

11/18/94                                 10-24-1994
--------------                          -------------------
Date                                    Date

48.4 INDEMNIFICATION. Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its trustees, officers, employees and agents, and the beneficiary or mortgagee under any deed of trust or mortgage now or hereafter encumbering all or any portion of the Premise, from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, fines, punitive damages, losses, costs, liabilities, interest, attorneys' fees (including any such fees and expenses incurred in enforcing this indemnity), resulting from or relating to, directly or indirectly, the Use of Hazardous Materials on or about the Premises. The indemnity set forth herein shall include, without limitation, the cost of any required or necessary repair, clean-up or detoxification of the Premises and the surrounding property and shall survive the expiration or earlier termination of the term of this Lease.

48.5 ADDITIONAL INSURANCE OR FINANCIAL CAPACITY. If at any time it reasonably appears to Lessor that Lessee is not maintaining sufficient insurance or other means of financial capacity to enable Lessee to fulfill its obligation to Lessor hereunder, whether or not then accrued, liquidated, conditional or contingent, Lessee shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Lessor as Lessor may from time to time reasonably request.

                                       BY: MISSION VALLEY CHRISTIAN FELLOWSHIP
                                           OF SAN DIEGO, A CALIFORNIA NON-PROFIT
                                           RELIGIOUS CORPORATION

                                           /s/ Leo A. Govinetti, President
                                           -------------------------------------
                                           Lessee

                                               10-24-1994
                                           -----------------------------------
                                           Date

                                 A D D E N D U M
                          TO STANDARD INDUSTRIAL LEASE
                             DATED OCTOBER 19, 1994

                BY AND BETWEEN THE FOUR AMIGOS, A CALIFORNIA LTD.
                                      AND
         MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA
                        RELIGIOUS NON-PROFIT CORPORATION

51       R E N T  S C H E D U L E

Lessee agrees to pay the following monthly rent schedule for the premises from term commencement date:

Year 1:           $5,811.60 plus operating expenses
Year 2:           $7,111.60 plus operating expenses
Year 3:           $8,111.60 plus operating expenses

52       T E N A N T  I M P R O V E M E N T S

Lessor, at Lessor's sole cost, shall put all electrical, HVAC and plumbing fixtures in good working order and Lessor shall provide Lessee with a written report from the certified HVAC company on the condition and remaining life expectancy of the HVAC units for the premises.

53       P A R K I N G

Lessee shall be entitled to 30 unreserved and unassigned vehicle parking spaces. In addition, Lessee shall be allowed to utilize parking as required to support special functions during Saturday, Sunday, holidays and weekday evenings as long as such use does not interfere with other tenants.

54       O P E R A T I N G  E X P E N S E S

If, and only if, Lessor sells Lessee's building then Lessor agrees operating expenses paid by Lessee shall not increase by more than 10 percent per year after sale of the property.

55       D E L A Y  I N  O C C U P A N C Y

If, Lessee is unable to occupy the total premises on or before December 7, 1994, due to fault of Lessor, or occupancy by current Lessee, Lessor shall provide Lessee a rent credit equivalent to one-half of their base rent for every day that occupancy is delayed.

BY: THE FOUR AMIGOS, A CALIFORNIA LTD.        BY: MISSION VALLEY CHRISTIAN
                                                  FELLOWSHIP OF SAN DIEGO, A
                                                  CALIFORNIA NON-PROFIT
                                                  RELIGIOUS CORPORATION

/s/ [ILLEGIBLE]                               /s/ Leo A. Govinetti, President
---------------------                         ---------------------------------
Lessor                                        Lessee

    11/18/94                                      10-24-1994
---------------------                         ---------------------------------
Date                                          Date

                                    EXHIBIT A
                                THE FOUR AMIGOS
                         MISSION VALLEY BUSINESS CENTER

                             1994 ESTIMATED BUDGET

                                              MONTHLY         YEARLY
1.  Property Management Fee                 $  793.83       $ 9,526.00
2.  Maintenance                              2,019.67        24,236.00
3.  Landscaping                                375.00         4,500.00
4.  Security                                   217.17         2,606.00
5.  Insurance                                  444.08         5,329.00
6.  Gas & Electric                             150.00         1,800.00
7.  Water                                      453.33         5,440.00
8.  Sweeping                                    -0-             -0-
9.  Window Washing                             225.00         2,700.00
10. Trash                                      497.00         5,964.00
11. Alarm Telephone                             -0-             -0-
12. Reserve                                     -0-             -0-
13. Legal                                       -0-             -0-
14. Audit                                       -0-             -0-
15. Property Taxes                           2,763.17        33,158.00
16. Association Dues                            -0-             -0-
17. Franchise Tax                                0.00             0.00
                                            ---------       ----------
         TOTAL:                             $7,938.25       $95,259.00
                                            =========       ==========

======================================================================

Tenant Building Area - 10,906 Square Feet = 17.49%
Total Building Area - 62,372

$7,938.25 X 17.49% = $1,388.40 Monthly Maintenance & Tax Costs

BY: THE FOUR AMIGOS                                  BY: MISSION VALLEY
                                                         CHRISTIAN FELLOWSHIP
                                                         OF SAN DIEGO, A
                                                         CALIFORNIA NON-PROFIT
                                                         RELIGIOUS CORPORATION

/s/ [ILLEGIBLE]                                  /s/ Leo A. Govinetti, President
----------------                                 -------------------------------
Lessor                                           Lessee

    11/18/94                                         10-24-1994
----------------                                 -------------------------------
Date                                             Date

                                    EXHIBIT A
                                 THE FOUR AMIGOS
                         MISSION VALLEY BUSINESS CENTER

                             1994 ESTIMATED BUDGET

                                                   MONTHLY          YEARLY
1.  Property Management Fee                      $  793.83        $ 9,526.00
2.  Maintenance                                   2,019.67         24,236.00
3.  Landscaping                                     375.00          4,500.00
4.  Security                                        217.17          2,606.00
5.  Insurance                                       444.08          5,329.00
6.  Gas & Electric                                  150.00          1,800.00
7.  Water                                           453.33          5,440.00
8.  Sweeping                                         -0-               -0-
9.  Window Washing                                  225.00          2,700.00
10. Trash                                           497.00          5,964.00
11. Alarm Telephone                                  -0-               -0-
12. Reserve                                          -0-               -0-
13. Legal                                            -0-               -0-
14. Audit                                            -0-               -0-
15. Property Taxes                                2,763.17         33,158.00
16. Association Dues                                 -0-               -0-
17. Franchise Tax                                     0.00              0.00
                                                 ---------        ----------
         TOTAL:                                  $7,938.25        $95,259.00
                                                 =========        ==========

============================================================================

Tenant Building Area - 10,906 Square Feet = 17.49%
Total Building Area - 62,372

$7,938.25 X 17.49% = $1,388.40 Monthly Maintenance & Tax Costs

BY: THE FOUR AMIGOS                                    BY: MISSION VALLEY
                                                           CHRISTIAN FELLOWSHIP
                                                           OF SAN DIEGO, A
                                                           CALIFORNIA NON-PROFIT
                                                           CORPORATION

/s/ [ILLEGIBLE]                                  /s/ Leo A. Govinetti, President
-----------------                                -------------------------------
Lessor                                           Lessee

    11/18/94                                         10-24-1994
-----------------                                -------------------------------
Date                                             Date

                                    EXHIBIT B

                               GUARANTEE OF LEASE

WHEREAS as a certain Lease of even date herewith has been, or will be, executed by and between THE FOUR AMIGOS, A CALIFORNIA LTD., therein referred to as "Lessor", and MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION, therein and herein referred to as "Tenant", covering certain premises in the City of SAN DIEGO, County of SAN DIEGO, State of CALIFORNIA.

WHEREAS, the Lessor under said Lease requires as a condition to its execution of said Lease that the undersigned Guarantor gurantee the full performance of the obligations of Tenant under said Lease; and

WHEREAS, Guarantor is desirous that Lessor enter into said Lease with Tenant.

NOW, THEREFORE, in consideration of the execution of said Lease by Lessor, Guarantor hereby unconditionally guarantees the full performance of each and all of the terms, covenants, and conditions of said Lease to be kept and performed by Tenant, including the payment of all rentals and other charges to accrue thereunder. Guarantor further agrees as follows:

1.0      PERFORMANCE OF OBLIGATIONS UNDER THE LEASE:

         (a) PERFORMANCE: In the case Tenant shall fail to perform any agreement or comply with any condition contained in the Lease and required to be performed or complied with by it, Guarantor, whether or not such failure constitutes a default under the Lease, will perform or comply with the same before any grace period for remedying the same has expired. Guarantor will pay all costs and expenses (including without limitation, attorneys' fees and expenses) in connection with the enforcement of the obligations of Tenant and in connection with the enforcement of Guarantor's obligations under this Agreement.

         (b) RENT: Without limiting the generality of subsection (a), and without being limited thereby, Guarantor unconditionally guarantees that Tenant will duly and punctually pay all fixed Rent (as defined in the Lease), and additional rent (Fixed Rent and additional rent being hereinafter collectively called "Rent"), damages (whether provided for in the Lease or otherwise allowed by law) and all other sums payable by Tenant under the Lease. Such guarantee is an absolute, unconditional, continuing guarantee of payment and not of collectibility, and is in no way conditioned upon any attempt to collect from Tenant or upon any other event or contingency. If Tenant shall fail duly and punctually to pay any such sum, Guarantor will forthwith pay the same, together with interest thereon at the rates and under the conditions contained in the Lease.

2.0 PAYMENTS IN LIEU OF RENT: In the event of any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to tenancy in which the Lease shall be terminated or rejected or the obligations of Tenant shall be modified, Guarantor will pay an amount equal to the Rent which would have been payable by it pursuant to the Lease, accrued to the date of such termination, rejection or modification and shall thereafter pay an amount equal to the Rent which would have been payable by it pursuant to the Lease on the days when the same would have been due except for such termination, rejection or modification.

3.0 OBLIGATIONS OF GUARANTOR: The obligations of Guarantor hereunder shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim Guarantor may have against Tenant or Lessor, and shall remain in full force and effect without regard to, and shall not be released, discharged, or in any way affected by any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including without limitation: (a) any amendment or modification of or supplement to the Lease; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Lease, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Lease; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Tenant; or (d) any limitation on the liability of Tenant under the Lease or any invalidly or unenforceability, in whole or in part of the Lease or any term thereof.

4.0 WAIVERS: Guarantor unconditionally waives (a) notice of any of the matters referred to in Section 3.0(b) all notices which may be required by statute, rule of law or otherwise to preserve or assert any rights against Guarantor hereunder, including, without limitation, any demand, proof or notice of nonpayment of any Rent, damages or other sums payable under this Lease, and notice of any failure on the part of Tenant to perform or comply with any term or condition of the Lease,
         (c) any right to the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Lease, (d) any requirement of diligence, (e) any requirement to mitigate, by eviction of Tenant and the reletting of the Premises or otherwise, the damages resulting from a default by Tenant under the Lease, and (f) any right to a trial by jury in any action or proceeding hereunder or under the Lease.

5.0      WAIVER OF RIGHT TO REQUIRE LESSOR TO PROCEED AGAINST TENANT FIRST:
         Guarantor waives any right to require Lessor to (a) proceed against Tenant, its successor, assignee or subtenant; (b) proceed against or exhaust any security held from Tenant, its successor, assignee or subtenant; or (c) pursue any other remedy in Lessor's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause whatsoever of the liability of the Tenant. Until all indebtedness or other obligations of Tenant to Lessor shall have been paid in full, Guarantor shall ave no right to subrogation, and waives any right to enforce any remedy which Lessor now has or may hereafter have against Tenant, and waives any benefit or, and any right to participate in any security now or hereafter held by Lessor. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices dishonor, notice of sales, and notices of acceptance of this Guarantee and of the existence, creation, or incurring of new or additional indebtedness.

6.0 SUBORDINATION OF TENANT'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Tenant to Lessor, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Tenant, whether or not Tenant becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Tenant, upon any account whatsoever, to any claim that Lessor may now or hereafter have against Tenant. In the event of insolvency and consequent liquidation of the assets of Tenant, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Tenant applicable to the payment of the claims of both Lessor and Guarantor shall be paid to Lessor and shall be first applied by Lessor to the indebtedness of Tenant to Lessor. Guarantor does hereby assign to Lessor all claims which it may have or acquire against Tenant or any assignee or trustee in bankruptcy of Tenant; provided, that such assignment shall be effective only for the purpose of assuring to Lessor full payment of all indebtedness of Tenant to Lessor.

7.0 GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS: Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

8.0      WAIVER OF AUTHENTICATION OF VALIDITY OF ACTS OF CORPORATION OR
         PARTNERSHIP: If Tenant or Guarantor are corporations or partnerships, it is not necessary for Lessor to inquire into the powers of borrower or Guarantor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such power shall be guaranteed hereunder.

9.0 OBLIGATIONS OF MARRIED PERSONS: Any married person who signs this Guaranty as the Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all his or her obligations under this Guaranty.

10.0 JOINT AND SEVERAL LIABILITY OF GUARANTORS: This Agreement shall be binding upon Guarantor, and if more than one Guarantor, each of them jointly and severally, its successors and assignees, and shall inure to the benefit of and be enforceable by Lessor, and any holder of a mortgage on such Premises or any assignee under an assignment of Lessor's interest in the Lease given as security for any such mortgage, and their respective successors and assignees.

11.0 APPLICATION OF SINGULAR AND PLURAL IN CONTEXT AND CONSTRUCTION. In all cases where there are more than Guarantor, then all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require; and where Guaranty is executed by more than one Guarantor, the word "Guarantor" shall mean all and any one or more of them.

12.0 CALIFORNIA LAWS APPLICABLE: This Guaranty is governed by an construed in accordance with the laws of the state of California.

13.0 AMENDMENTS MUST BE IN WRITING: Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which such amendment, waiver, discharge or termination is sought to be charged.

14.0 INTEGRATED DOCUMENT: This writing is intended by the parties to be an integrated and final expression of the guarantee agreement and also is intended to be a complete and exclusive statement of the terms of that agreement. No course of prior dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this guarantee agreement. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guarantee to be executed as of the date of said Lease which is dated OCTOBER 19, 1994.

                                                  /s/ Leo A. Govinetti
                                                  ---------------------
                                                  Guarantor

                                                      10-24-1994
                                                  ---------------------
                                                  Date

                                                  LEO A. GOVINETTI
                                                  ---------------------
                                                  Please Print Name

                                                  ###-##-####
                                                  ---------------------
                                                  Social Security No.

                                                  50158749
                                                  ---------------------
                                                  Driver's License No.

                                    EXHIBIT C

                         MISSION VALLEY BUSINESS CENTER
                              RULES & REGULATIONS

A.       TENANT AGREES AS FOLLOWS:

         1. All loading and unloading of goods shall be done only at such times, in the areas and through the entrances designated for such purposes by Landlord.

         2. The delivery or shipping of merchandise, supplies and fixtures to and from leased premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the leased premises or shopping center.

         3. All garbage and refuse shall be kept in the kind of container specified by Landlord and shall be placed outside of the premises, prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any Tenant's refuse or rubbish.

         4. No radio or television or other similar device shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

         5. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of Landlord.

         6. The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

         7. Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars and cars of Tenant's employee, within five days after taking possession of the premises and shall thereafter notify Landlord of any changes within five days after such changes occur. In the event Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Landlord at its option shall charge Tenant $50.00 per day per car parked in any area other than those designated, as and for liquidated damages.

         8. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

         9. Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

         10. Tenant shall not burn any trash or garbage of any kind in or about the leased premises, the shopping center, or within one mile of the outside property line of the shopping center.

                                                  /s/ Leo A. Govinetti
                                                  -------------------------
                                                      Lessee

         11. All public entrances and exits to the leased premises shall be kept unobstructed and open to the public at all times during normal business hours.

         12. Tenant shall not cause or permit any obnoxious or foul odors that disturb the public or other tenants. Should such odors be evident, Tenant shall be required to take immediate steps to remedy same upon written notice from Landlord.

         13. All signs will be uniform in material, shape, design, color and lettering.

         14. All employees except the Manager will park in off-site parking areas. Parking lot will be for customers only. Vehicles may not be left in parking lot area for longer than a 24 hour period.

         15. The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of the Owner, and Tenant shall not place or permit any obstruction or merchandise in such areas.

         16. Lessee shall not fasten or cause to be fastened, any machinery to any party wall or ceiling that will be a nuisance or shall tend to disturb neighbors.

B.       Tenant agrees to comply with all such rules and regulations.

C. Owner reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the leased premises. Reasonable notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant.

                                       BY: MISSION VALLEY CHRISTIAN FELLOWSHIP
                                           OF SAN DIEGO, A CALIFORNIA NON-PROFIT
                                           RELIGIOUS CORPORATION

                                       /s/ Leo A. Govinetti, President
                                       -----------------------------------------
                                       Lessee

                                           10-24-1994
                                       -----------------------------------------
                                       Date

                                 A D D E N D U M
                          TO STANDARD INDUSTRIAL LEASE
                             DATED OCTOBER 19, 1994

               BY AND BETWEEN THE FOUR AMIGOS, A CALIFORNIA LTD.
                                       AND
                MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO,
                  A CALIFORNIA NON-PROFIT RELIGIOUS CORPORATION

48       E N V I R O N M E N T A L  M A T T E R S

48.1 NO USE OF HAZARDOUS MATERIALS. Lessee agrees that Lessee shall not keep, use, generate, store, release, threaten release or dispose of any Hazardous Materials (as defined below) on or about the Premises without the prior express written consent of Lessor, which consent may be withheld by Lessor in its sole and absolute discretion. Lessee represents that the presence of Hazardous Materials on the Premises is not necessary to the conduct of its business or its use of the Premises and Lessee acknowledges that it is probable that Lessor will withhold its consent to any requested use of Hazardous Materials on the Premises. For purposes of this provision, "Hazardous Materials" shall include all oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated, or polluting materials, substances or wastes, including, without limitation, substances defined as "hazardous substances', 'hazardous materials', 'hazardous wastes', or 'toxic substances' under any laws ordinances or regulations heretofore or hereafter enacted or adopted.

48.2 COMPLIANCE WITH ENVIRONMENTAL LAWS. If Lessor consents in writing to the presence, use, generation, storage, release or disposition of Hazardous Materials (collectively, "Use of Hazardous Materials:) on or about the Premises, then Lessee shall conduct such Use of Hazardous Materials subject to, and in full compliance with, all local, state, federal and other laws and regulations governing the Use of Hazardous Materials. Lessee shall, at its own expense, procure, maintain in effect and comply with, all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the Premises, including without limitation, discharge of appropriately treated materials or wastes. Lessee shall cause any known Hazardous Materials located on or about the Premises to be removed and transported from the Premises solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Lessee shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable laws and regulations governing the Use of Hazardous Materials and prudent industrial practices regarding management of such Hazardous Materials. Upon regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term of this Lease, Lessee shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable laws and regulations governing the Use of Hazardous Materials.

48.3 NOTICES. Lessee shall immediately notify Lessor in writing of: (i) any enforcement, clean-up, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any laws or regulations governing the use of Hazardous Materials; (ii) any claim made or threatened against Lessee or the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any hazardous materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Lessee's use thereof. Lessee shall promptly deliver to Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

                                                              Initials: /s/ L.G.
                                                                        --------

                         ADDENDUM TO ASSIGNMENT OF LEASE

  (4562-A, B, C, D, K, J, L and M Alvarado Canyon Road, San Diego, California)

                  THIS ADDENDUM TO ASSIGNMENT OF LEASE (this "Addendum") is dated as of April___, 2000 (the "Effective Date"), and is made by MISSION VALLEY CHRISTIAN FELLOWSHIP OF SAN DIEGO, a California non-profit religious organization ("Assignor") for the benefit of RED ENVELOPE, INC. ("Assignee").

                  A. WHEREAS, pursuant to that certain Assignment of Lease, dated April 18, 2000, and that certain Acceptance of Assignment of Lease of unknown date, Assignor is assigning and Assignee is assuming all of Assignor's interest in that certain Lease (the "Lease"), dated October 19, 1994, by and between Assignor, as tenant, and Four Amigos, a Ca. Ltd., as landlord ("Landlord"), for certain premises located in the County of San Diego, State of California, as more particularly described in the Lease (the "Premises").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

                  1.       Assignor's Representations.

                           a.       Assignor is the Tenant under the Lease, a
true and complete copy of which is attached hereto as Exhibit "A" and made a part hereof.

                           b.       The Lease embodies the entire agreement and
understanding between the parties thereto with respect to the Premises and the Lease is in full force and effect and has not been amended, modified, supplemented or superseded, except as shown in Exhibit "A", nor has Assignor's interest in the Lease and/or the Premises previously been assigned, sublet or otherwise transferred, nor has Assignor entered into any agreement to expand the Premises, extend the term of the Lease or terminate the Lease, except as shown in Exhibit "A".

                           c.       The termination date of the present term of
the Lease is December 31, 2003.

                           d.       All rent, taxes and other charges recited in
the Lease have been paid to the extent the same were payable prior to the Effective Date and no such rent or other charges have been prepaid.

                           e.       As of the Effective Date, there is no
defense, offset, claim or counterclaim by or in favor of Assignor against the obligations of Assignor under the Lease or otherwise.

                           f.       To the best of Assignor's knowledge, as of
the Effective Date there is no defense, offset, claim or counterclaim by or in favor of Landlord against the obligations of Landlord under the Lease or otherwise.

                           g.       As of the Effective Date, there is no
default of Assignor under the Lease and no event has occurred and is continuing which with the giving of notice or passage of time or both would constitute a default or violation of the Lease by Assignor.

                           h.       Assignor has not received notice of any
lien, sale, transfer, assignment, hypothecation or pledge of the Lease or the Premises.

                           i.       There is no suit, action, proceeding or
audit pending at law or in equity or before or by any court, administrative agency or other governmental authority, or, to the knowledge of Assignor, threatened against or affecting the undersigned or the Premises which brings into question the validity of the Lease or which if determined adversely against Assignor might impair the interest of Assignee under the Lease.

                           j.       To the best of Assignor's knowledge, there
is no fact which materially or adversely affects or in the future may materially or adversely affect the condition or operation of Assignee's business in the Premises under the Lease.

                           k.       Assignor has not used and is not aware of
any individual or entity who has used the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste, except as follows:
_______________________________________________.

                           l.       The undersigned is authorized to execute
this Addendum on behalf of Assignor.

                           m.       Assignor hereby acknowledges that Assignee
will rely upon the representations of Assignor in this Section 1 in connection with the assumption by Assignee of Assignor's interest in the Lease.

                  IN WITNESS WHEREOF, Assignor has executed this Addendum the day and year first above written.

                  "ASSIGNOR":

                  MISSION VALLEY CHRISTIAN FELLOWSHIP
                  OF SAN DIEGO, a California non-profit religious organization

                  By: /s/ [ILLEGIBLE]                 Its: PRESIDENT
                      ---------------

                  "ASSIGNEE ":
                   RED ENVELOPE, INC.,

                  By: /s/ [ILLEGIBLE]                 Its: PRESIDENT [ILLEGIBLE]
                      ---------------

                                   EXHIBIT "A"

                                     (Lease)

A copy of the Lease is attached hereto.

                                   EXHIBIT "A"